FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Name: FBRSI 2005-3

	aggregate pool	group: _____2
gross WAC (%)	7.302	7.185

wtd avg FICO	624	634
FICO < 600 (%)	33.14	25.98
FICO 600-650 (%)	36.87	38.61

wtd avg CLTV (%)	82.51	82.99
CLTV = 80 (%)	44.98	54.03
CLTV > 80.01 (%) (include only 2nd liens in pool)	38.16	34.46
LTV 95.01 -100 (%)	6.68	8.52
Full Doc (%)	59.47	53.30
Stated Doc (%)	38.91	45.00

purch (%)	53.70	70.58
CO refi (%)	45.32	29.08
Own Occ (%)	92.35	96.80
Prepay Penalty (%)	78.59	79.94
wtd avg DTI (%)	42.61	42.23
ARM ? (%)	88.91	89.51
2/28 (%)	86.38	87.79
3/27 (%)	1.94	1.37
1st Lien (%)	94.89	92.87
Avg Loan Balance	$214,479.04	$283,431.54
# of Loans	4522	1903
Loan Bal < $100k (%)	6.34	4.66
Mtg Rates > 12% (%)	0.12	0.08
Manuf Housing (%)	0.00	0.00

(%) & largest state code	CA (27%)	CA (38%)
silent 2nd (%)	46.64	56.18
IO loans (%)	23.99	29.87
5yr IO (%)	23.99	29.87
2 yr IO (%)	0.00	0.00
IO: FICO	639	643
IO LTV (%)	81.63	81.12
IO DTI (%)	42.07	41.22
IO full doc (%)	19.78	23.11
IO: purch (%)	0.00	0.00
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FICO & Documentation

FICO Score
(50 increment)	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Current LTV
0 - 499	—	—	—	—	—	—
500-550	5.23	0.35	5.22	10.80	224,747	76.38
551-600	17.06	0.67	4.61	22.34	207,377	82.77
601-650	22.51	0.39	13.42	36.32	203,053	83.29
651-700	10.07	0.15	10.52	20.74	225,551	83.45
701-750	3.26	0.05	3.92	7.23	241,782	84
751-800	1.25	0.00	1.18	2.43	259,467	83.64
801-850	0.08	0.00	0.04	0.13	405,556	71.02
Total	59.47	1.62	38.91	100.00	214,479	82.51
LTV & FICO

Current LTV
(10 increment)	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin
.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—
10.01-20	—	—	—	—	—	—	—	—	—	—	—	—
20.01-30	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	69,345	8.075	6.733
30.01-40	0.00	0.03	0.06	0.08	0.03	0.00	0.00	0.00	0.19	225,300	7.269	6.254
40.01-50	0.00	0.04	0.03	0.14	0.05	0.00	0.00	0.00	0.26	250,914	7.154	6.043
50.01-60	0.00	0.23	0.30	0.37	0.07	0.04	0.00	0.00	1.02	205,286	7.384	6.121
60.01-70	0.00	2.07	1.53	1.18	0.38	0.12	0.00	0.07	5.35	216,925	8.123	6.416
70.01-80	0.00	6.49	9.38	20.33	12.79	4.47	1.51	0.04	55.02	259,297	6.957	5.961
80.01-90	0.00	2.19	10.33	10.16	4.49	1.57	0.52	0.00	29.26	241,559	7.278	6.278
90.01-100	0.00	0.00	1.00	4.06	2.55	0.97	0.29	0.01	8.89	87,842	9.022	6.605
Total	0.00	11.04	22.64	36.33	20.36	7.17	2.33	0.13	100.00	214,479	7.302	6.111

Prin Balance & FICO

Prin Balance	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin
(50,000 increments)
1 - 50,000	0.00	0.03	0.19	0.68	0.25	0.09	0.03	0.00	1.27	98.28	10.265	6.956
50,001 - 100,000	0.00	0.57	0.94	2.16	1.05	0.32	0.05	0.00	5.09	89.22	9.082	6.719
100,001 - 150,000	0.00	1.19	3.09	3.59	1.62	0.48	0.12	0.01	10.10	83.44	7.940	6.487
150,001 - 200,000	0.00	1.60	3.54	4.38	1.95	0.58	0.19	0.00	12.24	81.87	7.454	6.308
200,001 - 250,000	0.00	1.64	2.80	4.22	2.23	0.78	0.28	0.00	11.95	81.59	7.181	6.116
250,001 - 300,000	0.00	1.25	2.48	3.69	2.37	0.59	0.25	0.00	10.63	81.78	7.129	6.081
300,001 - 350,000	0.00	0.80	2.35	3.66	2.46	0.67	0.23	0.00	10.17	81.95	6.944	5.981
350,001 - 400,000	0.00	0.96	1.74	3.34	2.08	0.92	0.12	0.00	9.15	82.62	7.053	6.077
400,001 - 450,000	0.00	0.78	1.27	2.94	1.49	0.83	0.34	0.04	7.71	82.22	6.929	5.951
450,001 - 500,000	0.00	0.39	0.83	2.17	1.23	0.39	0.14	0.00	5.16	81.00	6.870	5.917
500,001 - 550,000	0.00	0.16	0.60	1.62	1.02	0.33	0.00	0.00	3.73	82.71	6.866	5.868
550,001 - 600,000	0.00	0.48	0.54	1.47	0.95	0.35	0.18	0.00	3.96	81.71	6.921	5.986
600,001 - 650,000	0.00	0.45	0.58	0.71	0.32	0.19	0.06	0.07	2.38	80.04	6.930	5.911
650,001 - 700,000	0.00	0.21	0.49	0.91	0.49	0.35	0.14	0.00	2.58	81.97	6.901	6.001
700,001 - 750,000	0.00	0.53	1.22	0.61	0.76	0.30	0.00	0.00	3.42	79.46	6.979	5.998
750,001 - 800,000	0.00	0.00	0.00	0.08	0.00	0.00	0.00	0.00	0.08	80.00	5.390	4.513
850,001 - 900,000	0.00	0.00	0.00	0.00	0.09	0.00	0.09	0.00	0.18	76.85	6.603	5.625
950,001 - 1,000,000	0.00	0.00	0.00	0.10	0.00	0.00	0.10	0.00	0.20	76.41	5.599	4.722

total	0.00	11.04	22.64	36.33	20.36	7.17	2.33	0.13	100.00	82.51	7.302	6.111

Prepayment Penalty & FICO

Prepayment Penalty Term	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(whatever increments)
0	0.00	2.18	4.49	8.05	4.63	1.50	0.45	0.11	21.41	83.12	7.554	6.288	198,313.26
12	0.00	1.45	3.03	5.96	4.24	1.42	0.41	0.01	16.52	82.85	7.298	6.124	243,061.77
24	0.00	6.55	13.25	19.90	9.93	3.87	1.32	0.00	54.82	82.44	7.250	6.069	215,962.25
36	0.00	0.86	1.87	2.42	1.57	0.39	0.15	0.00	7.25	80.43	6.964	5.787	198,766.84

total	0.00	11.04	22.64	36.33	20.36	7.17	2.33	0.13	100.00	82.51	7.302	6.111	214,479.04

Mortg Rates & FICO

Mortg Rates	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(50 bps increment)
5.001 - 5.500	0.00	0.00	0.06	0.79	0.62	0.14	0.05	0.00	1.67	79.65	5.385	4.473	330,483.71
5.501 - 6.000	0.00	0.02	1.04	3.83	3.08	1.54	0.61	0.07	10.19	79.72	5.873	4.987	324,013.46
6.001 - 6.500	0.00	0.07	2.70	6.42	3.80	1.34	0.48	0.01	14.82	80.66	6.335	5.447	285,809.04
6.501 - 7.000	0.00	0.71	4.67	9.37	5.77	2.18	0.61	0.04	23.35	81.40	6.821	5.923	291,109.59
7.001 - 7.500	0.00	1.23	4.47	6.90	3.22	0.85	0.31	0.00	16.99	82.95	7.306	6.403	243,818.82
7.501 - 8.000	0.00	2.40	4.89	3.96	1.62	0.27	0.10	0.00	13.25	84.18	7.807	6.862	218,523.62
8.001 - 8.500	0.00	1.76	2.41	1.91	0.46	0.21	0.01	0.00	6.76	84.31	8.281	6.990	202,988.24
8.501 - 9.000	0.00	2.33	1.19	0.64	0.64	0.33	0.05	0.00	5.18	83.65	8.823	6.990	142,325.22
9.001 - 9.500	0.00	0.92	0.25	0.43	0.37	0.07	0.04	0.00	2.08	84.39	9.299	6.990	103,383.35
9.501 - 10.000	0.00	0.64	0.39	0.38	0.66	0.22	0.05	0.00	2.33	88.11	9.809	6.990	97,593.30
10.001 - 10.500	0.00	0.34	0.16	0.58	0.04	0.02	0.00	0.00	1.14	90.25	10.352	6.990	73,985.26
10.501 - 11.000	0.00	0.24	0.21	0.68	0.06	0.01	0.00	0.00	1.21	92.10	10.835	6.990	60,658.93
11.001 - 11.500	0.00	0.11	0.10	0.37	0.01	0.01	0.00	0.00	0.60	90.87	11.203	6.990	63,307.96
11.501 - 12.000	0.00	0.19	0.08	0.03	0.00	0.00	0.00	0.00	0.30	71.78	11.820	6.990	66,684.18
12.001 - 12.500	0.00	0.02	0.01	0.02	0.01	0.00	0.00	0.00	0.07	84.64	12.290	6.990	19,102.71
12.501 - 13.000	0.00	0.04	0.00	0.00	0.00	0.00	0.00	0.00	0.04	67.21	12.994	6.990	106,859.24
13.001 - 13.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	92.82	13.250	0.000	12,047.77
13.501 - 14.000	0.00	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.01	69.44	13.700	6.990	49,980.38

Total:	0.00	11.04	22.64	36.33	20.36	7.17	2.33	0.13	100.00	82.51	7.302	6.111	214,479.04

Mortg Rates & LTV

Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal
(50 bps increment)
5.001 - 5.500	0.00	0.00	0.00	0.00	0.00	0.02	0.10	1.26	0.30	0.00	1.67	657	4.473	330,483.71
5.501 - 6.000	0.00	0.00	0.00	0.00	0.00	0.14	0.40	8.06	1.56	0.03	10.19	661	4.987	324,013.46
6.001 - 6.500	0.00	0.00	0.00	0.00	0.02	0.19	0.60	10.13	3.76	0.12	14.82	644	5.447	285,809.04
6.501 - 7.000	0.00	0.00	0.00	0.14	0.14	0.18	0.94	14.49	6.71	0.76	23.35	639	5.923	291,109.59
7.001 - 7.500	0.00	0.00	0.00	0.00	0.05	0.12	0.53	9.44	6.12	0.74	16.99	622	6.403	243,818.82
7.501 - 8.000	0.00	0.00	0.01	0.03	0.01	0.10	0.51	5.35	6.17	1.08	13.25	597	6.862	218,523.62
8.001 - 8.500	0.00	0.00	0.00	0.00	0.02	0.08	0.22	2.76	3.02	0.67	6.76	587	6.990	202,988.24
8.501 - 9.000	0.00	0.00	0.01	0.01	0.02	0.11	0.42	2.07	1.31	1.23	5.18	580	6.990	142,325.22
9.001 - 9.500	0.00	0.00	0.00	0.01	0.00	0.04	0.30	0.74	0.20	0.79	2.08	589	6.990	103,383.35
9.501 - 10.000	0.00	0.00	0.00	0.00	0.00	0.00	0.42	0.56	0.09	1.27	2.33	614	6.990	97,593.30
10.001 - 10.500	0.00	0.00	0.00	0.00	0.00	0.00	0.27	0.10	0.00	0.77	1.14	589	6.990	73,985.26
10.501 - 11.000	0.00	0.00	0.00	0.00	0.00	0.00	0.25	0.04	0.01	0.90	1.21	595	6.990	60,658.93
11.001 - 11.500	0.00	0.00	0.00	0.00	0.00	0.01	0.13	0.01	0.02	0.44	0.60	598	6.990	63,307.96
11.501 - 12.000	0.00	0.00	0.00	0.00	0.00	0.02	0.21	0.01	0.00	0.06	0.30	552	6.990	66,684.18
12.001 - 12.500	0.00	0.00	0.00	0.00	0.00	0.02	0.00	0.01	0.01	0.04	0.07	587	6.990	19,102.71
12.501 - 13.000	0.00	0.00	0.00	0.00	0.00	0.00	0.04	0.00	0.00	0.00	0.04	552	6.990	106,859.24
13.001 - 13.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	649	0.000	12,047.77
13.501 - 14.000	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.01	510	6.990	49,980.38

Total:	0.00	0.00	0.01	0.19	0.26	1.02	5.35	55.02	29.26	8.89	100.00	624	6.111	214,479.04

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FICO & Documentation
FICO Score	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Current LTV

(50 increment)
0 - 499	—	—	—	—	—	—
500-550	3.27	0.36	3.82	7.45	405,800.75	78.42
551-600	14.54	0.70	3.29	18.53	295,753.34	83.14
601-650	21.05	0.43	16.43	37.91	261,112.05	83.33
651-700	9.53	0.14	14.19	23.86	277,328.16	83.29
701-750	3.40	0.07	5.59	9.06	299,824.05	84.54
751-800	1.39	0.00	1.60	2.99	298,980.91	82.94
801-850	0.12	0.00	0.08	0.20	542,015.20	68.33

Total	53.30	1.71	45.00	100.00	283,431.54	82.99

LTV & FICO
Current LTV	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin

(10 increment)
.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—
10.01-20	—	—	—	—	—	—	—	—	—	—	—	—
20.01-30	—	—	—	—	—	—	—	—	—	—	—	—
30.01-40	0.00	0.02	0.00	0.14	0.00	0.00	0.00	0.00	0.16	424,309.06	7.294	6.046
40.01-50	0.00	0.00	0.02	0.16	0.00	0.00	0.00	0.00	0.17	312,817.76	6.867	5.982
50.01-60	0.00	0.09	0.28	0.34	0.00	0.00	0.00	0.00	0.71	347,057.15	7.014	5.766
60.01-70	0.00	0.52	0.99	0.61	0.35	0.04	0.00	0.12	2.62	428,662.05	7.382	6.034
70.01-80	0.00	5.16	8.62	23.34	16.75	5.78	2.14	0.08	61.88	347,293.17	6.827	5.882
80.01-90	0.00	1.83	8.09	9.00	3.13	1.80	0.31	0.00	24.17	373,497.66	7.188	6.219
90.01-100	0.00	0.01	0.91	4.49	3.17	1.38	0.35	0.00	10.29	102,059.30	9.298	6.671

Total	0.00	7.62	18.90	38.08	23.39	9.01	2.80	0.20	100.00	283,431.54	7.185	6.000

Prin Balance & FICO
Prin Balance	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin

(50,000 increments)
1 - 50,000	0.00	0.01	0.09	0.45	0.14	0.06	0.03	0.00	0.78	99.38	10.247	0.000
50,001 - 100,000	0.00	0.06	0.42	1.86	1.13	0.34	0.07	0.00	3.88	97.43	9.857	6.745
100,001 - 150,000	0.00	0.14	1.18	1.88	1.11	0.30	0.10	0.00	4.71	89.89	8.641	6.399
150,001 - 200,000	0.00	0.13	1.34	1.85	1.23	0.48	0.12	0.00	5.15	84.45	7.553	6.241
200,001 - 250,000	0.00	0.29	1.18	2.87	1.29	0.68	0.21	0.00	6.51	81.37	6.989	6.015
250,001 - 300,000	0.00	0.37	1.26	2.94	2.05	0.36	0.20	0.00	7.18	83.00	7.025	6.055
300,001 - 350,000	0.00	0.30	1.67	3.04	2.33	0.49	0.12	0.00	7.94	82.05	6.950	6.015
350,001 - 400,000	0.00	1.27	2.37	4.93	3.20	1.52	0.21	0.00	13.49	82.48	7.003	6.043
400,001 - 450,000	0.00	1.16	1.74	4.74	2.36	1.41	0.46	0.08	11.95	81.92	6.920	5.942
450,001 - 500,000	0.00	0.62	1.49	3.65	2.03	0.62	0.25	0.00	8.67	81.12	6.854	5.913
500,001 - 550,000	0.00	0.29	1.08	2.92	1.83	0.59	0.00	0.00	6.70	82.71	6.866	5.868
550,001 - 600,000	0.00	0.86	0.97	2.64	1.71	0.63	0.32	0.00	7.12	81.71	6.921	5.986
600,001 - 650,000	0.00	0.81	1.05	1.28	0.57	0.35	0.11	0.12	4.29	80.04	6.930	5.911
650,001 - 700,000	0.00	0.38	0.87	1.63	0.88	0.62	0.25	0.00	4.63	81.97	6.901	6.001
700,001 - 750,000	0.00	0.95	2.19	1.10	1.36	0.55	0.00	0.00	6.15	79.46	6.979	5.998
750,001 - 800,000	0.00	0.00	0.00	0.14	0.00	0.00	0.00	0.00	0.14	80.00	5.390	4.513
850,001 - 900,000	0.00	0.00	0.00	0.00	0.17	0.00	0.16	0.00	0.33	76.85	6.603	5.625
950,001 - 1,000,000	0.00	0.00	0.00	0.19	0.00	0.00	0.18	0.00	0.37	76.41	5.599	4.722

total	0.00	7.62	18.90	38.08	23.39	9.01	2.80	0.20	100.00	82.99	7.185	6.000

Prepayment Penalty & FICO
Prepayment Penalty Term	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal

(whatever increments)
0	0.00	1.69	3.31	7.92	5.05	1.75	0.34	0.20	20.26	83.53	7.505	6.211	250,642.87
12	0.00	0.99	2.72	6.46	5.48	2.05	0.52	0.00	18.22	83.47	7.204	6.021	304,269.96
24	0.00	4.51	11.84	22.18	11.89	5.04	1.76	0.00	57.23	82.85	7.101	5.943	288,752.40
36	0.00	0.42	1.02	1.52	0.97	0.17	0.18	0.00	4.29	80.32	6.716	5.600	308,458.94

total	0.00	7.62	18.90	38.08	23.39	9.01	2.80	0.20	100.00	82.99	7.185	6.000	283,431.54

Mortg Rates & FICO
Mortg Rates	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal

(50 bps increment)
5.001 - 5.500	0.00	0.00	0.00	0.69	0.75	0.07	0.00	0.00	1.50	79.41	5.395	4.471	477,354.35
5.501 - 6.000	0.00	0.04	1.16	4.64	3.39	1.91	0.89	0.12	12.16	79.63	5.872	4.988	407,242.31
6.001 - 6.500	0.00	0.07	2.39	6.39	4.34	1.49	0.63	0.00	15.30	80.97	6.348	5.459	373,491.47
6.501 - 7.000	0.00	0.75	5.05	10.58	7.16	3.21	0.74	0.08	27.57	81.12	6.815	5.914	373,608.52
7.001 - 7.500	0.00	0.93	3.64	7.29	3.46	1.02	0.26	0.00	16.60	82.58	7.301	6.398	330,320.09
7.501 - 8.000	0.00	2.03	3.67	3.52	1.44	0.18	0.05	0.00	10.88	84.82	7.803	6.850	317,186.64
8.001 - 8.500	0.00	1.40	1.77	1.48	0.36	0.19	0.01	0.00	5.20	84.81	8.270	6.990	315,221.56
8.501 - 9.000	0.00	1.66	0.55	0.29	0.76	0.44	0.07	0.00	3.77	87.47	8.837	6.990	179,714.71
9.001 - 9.500	0.00	0.35	0.08	0.46	0.50	0.10	0.07	0.00	1.56	90.82	9.317	6.990	105,060.74
9.501 - 10.000	0.00	0.19	0.09	0.49	1.06	0.37	0.08	0.00	2.28	97.21	9.837	6.990	94,696.56
10.001 - 10.500	0.00	0.00	0.18	0.82	0.05	0.02	0.00	0.00	1.07	99.90	10.369	0.000	73,068.98
10.501 - 11.000	0.00	0.01	0.20	0.86	0.11	0.02	0.00	0.00	1.19	99.53	10.857	0.000	65,998.06
11.001 - 11.500	0.00	0.00	0.07	0.54	0.01	0.01	0.00	0.00	0.63	98.53	11.183	0.000	77,251.24
11.501 - 12.000	0.00	0.12	0.05	0.03	0.00	0.00	0.00	0.00	0.21	75.16	11.925	6.990	82,428.73
12.001 - 12.500	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	93.25	12.386	0.000	20,057.11
12.501 - 13.000	0.00	0.07	0.00	0.00	0.00	0.00	0.00	0.00	0.07	65.00	13.000	6.990	389,729.55

Total:	0.00	7.62	18.90	38.08	23.39	9.01	2.80	0.20	100.00	82.99	7.185	6.000	283,431.54

Mortg Rates & LTV
Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal

(50 bps increment)
5.001 - 5.500	0.00	0.00	0.00	0.00	0.00	0.00	0.10	1.21	0.19	0.00	1.50	656	4.471	477,354.35
5.501 - 6.000	0.00	0.00	0.00	0.00	0.00	0.14	0.38	10.22	1.42	0.00	12.16	664	4.988	407,242.31
6.001 - 6.500	0.00	0.00	0.00	0.00	0.00	0.19	0.08	11.56	3.39	0.08	15.30	649	5.459	373,491.47
6.501 - 7.000	0.00	0.00	0.00	0.14	0.16	0.09	1.00	19.14	6.37	0.68	27.57	644	5.914	373,608.52
7.001 - 7.500	0.00	0.00	0.00	0.00	0.00	0.06	0.36	10.74	5.09	0.35	16.60	628	6.398	330,320.09
7.501 - 8.000	0.00	0.00	0.00	0.00	0.02	0.11	0.16	4.75	4.74	1.10	10.88	598	6.850	317,186.64
8.001 - 8.500	0.00	0.00	0.00	0.00	0.00	0.07	0.12	2.20	2.14	0.66	5.20	587	6.990	315,221.56
8.501 - 9.000	0.00	0.00	0.00	0.00	0.00	0.03	0.12	1.46	0.69	1.48	3.77	596	6.990	179,714.71
9.001 - 9.500	0.00	0.00	0.00	0.02	0.00	0.00	0.06	0.41	0.07	1.00	1.56	629	6.990	105,060.74
9.501 - 10.000	0.00	0.00	0.00	0.00	0.00	0.00	0.05	0.19	0.02	2.02	2.28	659	6.990	94,696.56
10.001 - 10.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.07	1.07	623	0.000	73,068.98
10.501 - 11.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	1.17	1.19	620	0.000	65,998.06
11.001 - 11.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.03	0.60	0.63	622	0.000	77,251.24
11.501 - 12.000	0.00	0.00	0.00	0.00	0.00	0.02	0.12	0.00	0.00	0.07	0.21	563	6.990	82,428.73
12.001 - 12.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.01	603	0.000	20,057.11
12.501 - 13.000	0.00	0.00	0.00	0.00	0.00	0.00	0.07	0.00	0.00	0.00	0.07	545	6.990	389,729.55

Total:	0.00	0.00	0.00	0.16	0.17	0.71	2.62	61.88	24.17	10.29	100.00	634	6.000	283,431.54

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.